Prospectus Supplement

John Hancock Funds II

Blue Chip Growth Fund (the fund)

Supplement dated October 5, 2021 to the Current Summary Prospectus (the Summary Prospectus), as may be supplemented

At a special meeting of shareholders of the fund held on October 5, 2021, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective October 5, 2021.

Accordingly, the following is added as the last paragraph of the fund’s Principal Investment Strategies in the “Fund summary” section:

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, the following paragraph supplements the fund’s Principal Risks section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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